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                                                                  EXHIBIT 10.5.2

                                AMENDMENT NO. 2


     THIS AMENDMENT NO. 2 (this "Amendment") dated as of February 23, 1999, to
                                 ---------
the Credit Agreement referenced below, is by and among JUST FOR FEET, INC., a Delaware corporation (the "Borrower"), the subsidiaries and affiliates of the
                           --------
Borrower identified on the signature pages hereto (the "Guarantors"), the
                                                        ----------
lenders identified on the signature pages hereto (the "Lenders") and
                                                       -------
NATIONSBANK, N.A., as Administrative Agent (in such capacity, the "Administrative Agent"). Terms used but not otherwise defined shall have the
---------------------
meanings provided in the Credit Agreement.

                              W I T N E S S E T H

     WHEREAS, a $200 million credit facility has been extended to the Borrower pursuant to the terms of that Credit Agreement dated as of December 10, 1998 (as amended and modified, the "Credit Agreement") among the Borrower, the
                           ----------------
Guarantors, the Lenders, Compass Bank, as Documentation Agent, First Union National Bank, Marine Midland Bank, SouthTrust Bank, N.A. and SunTrust Bank, Atlanta, as Co-Agents, and NationsBank, N.A., as Administrative Agent;

     WHEREAS, the Borrower has requested certain modifications to the Credit Agreement which require the consent of the Required Lenders;

     WHEREAS, the Required Lenders have agreed to the requested modifications on the terms and conditions set forth herein;

     NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

     1.  The Credit Agreement is amended in the following respects:

         1.1 In Section 1.1, the following definitions are amended and/or added, as appropriate, to read as follows:

         "Bridge Credit Agreement" means the credit agreement(s), as amended and
          -----------------------
     modified, entered into to evidence the Bridge Credit Facility.

         "Bridge Credit Facility" means the credit facility or facilities
          ----------------------
     extended pursuant to Section 8.1(g).

         "Debt Transaction" means, with respect to any member of the
          ----------------
     Consolidated Group, any sale, issuance or placement of Funded Debt, whether or not evidenced by promissory note or other written evidence of indebtedness, except for Funded Debt permitted to be incurred pursuant to
     Section 8.1 (other than Subordinated Debt permitted to be incurred pursuant to Section 8.1(j)).
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         1.2 Clauses (g), (h) and (i) of Section 8.1 are renumbered as clauses
     (h), (i) and (j), and a new clause (g) is added and clause (i) is amended to read as follows:

             (g) other senior unsecured Indebtedness of the Credit Parties in an aggregate principal amount of up to $80 million with a term of not more than six (6) months from the date of issuance (the "Bridge Credit
                                                             -------------
         Facility");
         --------

             (i) Subordinated Debt of the Borrower, provided that (i) such Subordinated Debt is issued in replacement and refinancing of the Bridge Credit Facility, or (ii) on a Pro Forma Basis, the incurrence of such Subordinated Debt shall not result in a Default or Event of Default.

         1.3 Clause (b) of Section 8.8 is amended to read as follows:

             (b) Except in connection with a refinancing or refunding permitted hereunder, make any prepayment, redemption, defeasance or acquisition for value of (including, without limitation, by way of depositing money or securities with the trustee with respect thereto before due for the purpose of paying when due), or refund, refinance or exchange of, any Funded Debt (other than (i) intercompany Indebtedness permitted hereunder and (ii) Indebtedness under the Bridge Credit Agreement permitted hereunder) other than regularly scheduled payments of principal and interest on such Funded Debt.

         1.4 Section 8.11 is amended to read as follows:

             Directly or indirectly, create or otherwise cause or suffer to exist or become effective any encumbrance or restriction on the ability of any such Person to (a) pay dividends or make any other distributions on its capital stock or with respect to any other interest or participation in, or measured by, its profits, (b) pay any Indebtedness or other obligation, (c) make loans or advances, (d) sell, lease or transfer any of its properties or assets, (e) grant a Lien on its properties or assets whether now owned or hereafter acquired or (f) act as a guarantor and pledge its assets, except (in respect of any of the matters referred to in clauses (a)-(d) above) for such encumbrances or restrictions existing under or by reason of (i) this Credit Agreement and the other Credit Documents, (ii) applicable law or (iii) the Bridge Credit Agreement.

         1.5 Section 8.12 is amended to read as follows:

             8.12 No Further Negative Pledges.
                  ---------------------------

             Except with respect to (i) prohibitions against other encumbrances on specific Property encumbered to secure payment of particular Indebtedness (which Indebtedness relates solely to such specific Property, and improvements and accretions thereto, and is otherwise permitted hereby) and (ii) the Bridge Credit Agreement, no member of the Consolidated Group will enter into, assume or become subject to any agreement prohibiting or otherwise restricting the creation or assumption of any Lien upon its properties or assets, whether now owned or hereafter acquired, or requiring the grant of any security for such obligation if security is given for some other obligation.

         1.6 Clause (j) of Section 9.1 is renumbered as clause (k), and a new clause (j) is added to read as follows:

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             (j) The occurrence of an Event of Default under the Bridge Credit
         Agreement; or

     2. This Amendment shall be effective upon satisfaction of the following conditions:

         (a) execution of this Amendment by the Credit Parties and the Required Lenders;

         (b) receipt by the Administrative Agent of legal opinions of counsel to the Credit Parties relating to this Amendment in form and substance satisfactory to the Administrative Agent; and

         (c) receipt by the Administrative Agent for the ratable benefit of the Lenders which consent to this Amendment (the "Consenting Lenders") of an
                                                   ------------------
     amendment fee of five (5) basis points on the aggregate of the Commitments of the Consenting Lenders.

     3. The Credit Parties hereby affirm (i) the representations and warranties set out in Section 6 of the Credit Agreement are true and correct as of the date hereof (except those which expressly relate to an earlier period) and (ii) no Default or Event of Default presently exists.

     4. Except as modified hereby, all of the terms and provisions of the Credit Agreement (including Schedules and Exhibits) shall remain in full force and effect.

     5. The Borrower agrees to pay all reasonable costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including without limitation the reasonable fees and expenses of Moore & Van Allen, PLLC.

     6. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and it shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart.

     7. This Amendment shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with the laws of the State of North Carolina.

                  [Remainder of Page Intentionally Left Blank]

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  IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment No. 2 to be duly executed and delivered as of the date first above written.

BORROWER:                  JUST FOR FEET, INC.,
--------
  a Delaware corporation

                           By: /s/ Eric L. Tyra
                              ------------------------------
                           Name:  Eric L. Tyra
                           Title: Executive Vice President
                                  and Chief Financial Officer

GUARANTORS:                SNEAKER STADIUM, INC.,
----------                 a Delaware corporation
                           SNKR HOLDING CORP.,
                           a Delaware corporation
                           ATHLETIC ATTIC MARKETING, INC.,
                           a Florida corporation
                           JUST FOR FEET OF TEXAS, INC.,
                           an Alabama corporation
                           JUST FOR FEET OF NEVADA, INC.,
                           a Nevada corporation
                           JUST FOR FEET SPECIALTY STORES, INC.,
                           a Michigan corporation

                           By: /s/ Eric L. Tyra
                              ---------------------------
                           Name:  Eric L. Tyra
                           Title: Vice President of each
                                  of the foregoing Guarantors

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LENDERS:        NATIONSBANK, N.A.,
-------         individually in its capacity as a
                Lender and in its capacity as Administrative Agent

                By: /s/ Nan C. Hillis
                   -----------------------------------
                Name:  Nan C. Hillis
                     ---------------------------------
                Title: Sr. Vice President
                      --------------------------------


                SUNTRUST BANK, ATLANTA

                By: /s/ John Frazer
                   -----------------------------------
                Name: John Frazer
                     ---------------------------------
                Title: Vice President
                      --------------------------------

                By: /s/ Brian K. Peters
                   -----------------------------------
                Name: Brian K. Peters
                     ---------------------------------
                Title: Director
                      --------------------------------


                COMPASS BANK

                By: /s/ Janet Brock
                   -----------------------------------
                Name: Janet Brock
                     ---------------------------------
                Title: Senior Vice President
                      --------------------------------


                AMSOUTH BANK

                By: /s/ John M. Kettig
                   -----------------------------------
                Name: John M. Kettig
                     ---------------------------------
                Title: Senior Vice President
                      --------------------------------


                BANCO POPULAR NORTH AMERICA

                By: /s/ Karen Hamilton
                   -----------------------------------
                Name: Karen Hamilton
                     ---------------------------------
                Title: Vice President
                      --------------------------------


                MICHIGAN NATIONAL BANK

                By: /s/ John M. Bebb
                   -----------------------------------
                Name: John M. Bebb
                     ---------------------------------
                Title: Relationship Manager
                      --------------------------------


                FIRST AMERICAN NATIONAL BANK

                By: /s/ H. Hope Stewart
                   -----------------------------------
                Name: H. Hope Stewart
                     ---------------------------------
                Title: Assistant Vice President
                      --------------------------------
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                    FIRST UNION NATIONAL BANK

                    By: /s/ Daniel L. Evans
                       -----------------------------
                    Name: Daniel L. Evans
                         ---------------------------
                    Title: Senior Vice President
                          --------------------------

                    MARINE MIDLAND BANK

                    By: /s/ Adriana D. Collins
                       -----------------------------
                    Name: Adriana D. Collins
                         ---------------------------
                    Title: Vice President
                          --------------------------

                    SOUTHTRUST BANK, N.A.

                    By: /s/ William Douglas
                       -----------------------------
                    Name: William Douglas
                         ---------------------------
                    Title: Assistant Vice President
                          --------------------------